UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2013

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001- 35916	80-0882793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6101 Condor Drive, Moorpark, California	93021
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 (this “Form 8-K/A”) amends the Current Report on Form 8-K of PennyMac Financial Services, Inc. originally filed with the Securities and Exchange Commission on January 3, 2014 (the “Original Filing”).  The sole purpose of this Form 8-K/A is to refile the agreement originally filed as Exhibit 10.1, as indicated in the Exhibit Index contained in Item 9.01 below, as the exhibits to that agreement were omitted from the Original Filing.

This Form 8-K/A does not otherwise change or update the disclosure set forth in the Original Filing and does not otherwise reflect events after the Original Filing.

Item 9.01 Financial Statements and Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	Master Spread Acquisition and MSR Servicing Agreement, between PennyMac Loan Services, LLC and PennyMac Holdings, LLC, dated as of December 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: March 20, 2014	/s/ Anne D. McCallion
Anne D. McCallion
Chief Financial Officer